Securities And Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Date of report (date of earliest event reported): March 22, 2003

CLEAN ENERGY COMBUSTION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-88207 (Commission File Number)	98-0211550 (I.R.S. Employer Identification No.)

7087 MacPherson Avenue, Burnaby, British Columbia, Canada, V5J 4N4
(Address of principal executive offices) (Zip Code)

(604) 435-9339
(Registrant's telephone number, including area code: (604) 435-9339)

N/A
(Former name or former address, if change since last report)

Item 1. Changes In Control Of Registrant

Not applicable

Item 2. Acquisition Or Disposition Of Assets

Not applicable

Item 3. Bankruptcy Or Receivership

Not applicable

Item 4. Changes In Registrant's Certifying Accountant

(a)(1) Termination of Accountant

On March 21, 2003, the Board of Directors of Clean Energy Combustion Systems, Inc. ("Clean Energy") formally terminated the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as our independent auditors for purposes of preparing Clean Energy's consolidated financial statements for the fiscal year ended December 31, 2002, and appointed Staley, Okada & Partners ("Staley Okada") as Clean Energy's new independent accountants for the fiscal year ended December 31, 2002. The change in accountants was instituted solely for cost savings considerations.

Deloitte & Touche audited our consolidated financial statements for our two fiscal years ended December 31, 2001, and its report accompanying the audit for those years was not qualified or modified as to audit scope or accounting principles and did not contain an adverse opinion or disclaimer of opinion. During those two fiscal years and also during the subsequent period through the date of Deloitte & Touche's replacement as indicated above, there were: (1) no disagreements between Clean Energy and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined in Regulation 229.304(a)(1)(v); and (3) no matters identified by Deloitte & Touche involving our internal control structure or operations which was considered to be material weakness.

Deloitte & Touche reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. We have included this letter as an exhibit to this form 8-K.

(a)(2) Engagement of New Accountant

On March 21, 2003, the Board of Directors of Clean Energy appointed Staley Okada as Clean Energy's new independent accountants for purposes of preparing Clean Energy's consolidated financial statements for the fiscal year ended December 31, 2002. The change in accountants was recommended by the Audit Committee of our Board of Directors.

During our two most recent fiscal years ended December 31, 2001, and also during the subsequent interim period through the date of Deloitte & Touche's resignation, Clean Energy did not consult with Staley Okada regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did we consult with Staley Okada with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Staley Okada reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. We have included this letter as an exhibit to this form 8-K.

Item 5. Other Events AND REGULATION FD DISCLOSURE

Not applicable

Item 6. Resignations Of Registrant's Directors

Not applicable

Item 7. Financial Statements And Exhibits
  Letter from Clean Energy to Deloitte & Touche LLP
  Letter from Deloitte & Touche LLP to Clean Energy
  Letter from Clean Energy to Staley Okada & Partners
  Letter from Staley Okada & Partners LLP to Clean Energy

Item 8. Change In Fiscal Year

Not applicable

Item 9. Regulation FD Disclosure

Not applicable

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Burnaby, British Columbia, Canada, this 22nd day of March, 2003.
CLEAN ENERGY COMBUSTION SYSTEMS, INC., a Delaware corporation
By: /s/ R. Dirk Stinson R. Dirk Stinson, President and Chief Executive Officer (principal executive officer)
By: /s/ Barry A. Sheahan Barry A. Sheahan, C.A. Chief Financial Officer (principal accounting and financial officer)